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                                                                     EXHIBIT 2.6



                             AMENDMENT, dated January 14, 1998 to the ASSET
                      PURCHASE AGREEMENT dated November 21, 1997, by and among Liberty Group Publishing, Inc., a Delaware corporation, Green Equity Investors II, L.P., a Delaware limited partnership, Liberty Group Operating, Inc., a Delaware corporation, American Publishing Company of Illinois, a Delaware corporation, Hollinger International Inc., a Delaware corporation, APAC-90 Inc., a Delaware corporation, American Publishing (1991) Inc., a Delaware corporation and APAC-95 Inc., a Delaware corporation (the "Asset Purchase Agreement (Like Kind)").



               WHEREAS, the parties to the Asset Purchase Agreement (Like Kind) desire to correct a mutual mistake made in Schedule 1 of the Asset Purchase Agreement (Like Kind).

               NOW, THEREFORE, the parties hereto hereby agree as follows:

               The undersigned, being all the parties to the Asset Purchase Agreement (Like Kind), hereby amend the Asset Purchase Agreement (Like Kind) by replacing in its entirety Schedule 1 and substituting the attached Amended
Schedule 1.

               IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                       LIBERTY GROUP PUBLISHING, INC.,

                                        by  /s/ Kenneth L. Serota
                                           ------------------------------------
                                           Name:  Kenneth L. Serota
                                           Title: Secretary


                                       GREEN EQUITY INVESTORS II, L.P.,

                                        by  /s/ Gregory J. Annick
                                           ------------------------------------
                                           Name:  Gregory J. Annick


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                                                                               2



                                           Title: Vice President



                                       LIBERTY GROUP OPERATING, INC.,

                                        by  /s/ Kenneth L. Serota
                                           ------------------------------------
                                           Name: Kenneth L. Serota
                                           Title: Secretary


                                       AMERICAN PUBLISHING COMPANY OF
                                       ILLINOIS,

                                        by  /s/ J. A. Boultbee
                                           ------------------------------------
                                           Name:  J. A. Boultbee
                                           Title: Vice President


                                       HOLLINGER INTERNATIONAL INC.,

                                        by  /s/ J. A. Boultbee
                                           ------------------------------------
                                           Name:  J. A. Boultbee
                                           Title: Executive Vice
                                                  President and
                                                  Chief Financial
                                                  Officer


                                       APAC-90 INC.,

                                        by  /s/ J. A. Boultbee
                                           ------------------------------------
                                           Name:  J. A. Boultbee
                                           Title: Vice President


                                       AMERICAN PUBLISHING (1991) INC.,

                                        by  /s/ J. A. Boultbee
                                           ------------------------------------
                                           Name:  J. A. Boultbee

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                                           Title: Vice President
                                                                               3


                                       APAC-95 INC.,

                                        by  /s/ J. A. Boultbee
                                           ------------------------------------
                                           Name:  J. A. Boultbee
                                           Title: Vice President